UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2020

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	59-2663954
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2020, Office Depot, Inc. (the “Company” or “Office Depot”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date, there were 529,088,226 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at the Annual Meeting are as follows:

1.

To elect eight (8) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our shareholders voted to elect all eight members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	443,262,828	1,235,072	310,578	47,591,909
Kristin A. Campbell	407,314,039	37,188,274	306,162	47,591,909
Cynthia T. Jamison	410,727,600	33,754,447	326,428	47,591,909
Francesca Ruiz de Luzuriaga	422,139,649	22,317,339	351,487	47,591,909
Shashank Samant	443,182,103	1,309,877	316,495	47,591,909
Gerry P. Smith	393,436,906	51,050,504	321,065	47,591,909
David M. Szymanski	432,082,826	12,408,926	316,723	47,591,909
Joseph S. Vassalluzzo	431,568,138	12,921,939	318,398	47,591,909
2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The Company’s shareholders voted to approve this proposal with 478,143,034 votes for and 13,584,559 votes against. There were 672,791 abstentions.

3.

To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 342,113,191 votes for and 102,121,634 votes against. There were 573,650 abstentions and 47,591,909 broker non-votes.

4.

To authorize an amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), at a ratio of not less than 1-for-5 and not greater than 1-for-10, and to correspondingly decrease the number of authorized shares of Common Stock, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors. The Company’s shareholders voted to approve this proposal with 400,477,871 votes for and 91,179,499 votes against. There were 743,014 abstentions and 47,591,909 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: May 13, 2020	/s/ N. DAVID BLEISCH
	Name:	N. David Bleisch
	Title:	EVP, Chief Legal & Administrative Officer

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